UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2014 (July 11, 2014)

CANADIAN CANNABIS CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-54915	45-3327444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Rutherford Road South Brampton, Ontario, Canada	L6W 2J2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 790-3324

Gold Party Payday, Inc.
2368 Lakeshore Road West, Oakville, Ontario, Canada L6L 1H5
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 11, 2014, the shareholders of Gold Party Payday, Inc. adopted by majority written consent an amendment to the First Article of its Certificate of Incorporation changing its name to Canadian Cannabis Corp. (“CCC” or the “Company”), effective upon filing of a Certificate of Amendment to the Certificate of Incorporation.  The Company filed the Certificate of Amendment to the Certificate of Incorporation with the Secretary of State for the State of Delaware implementing the name change on July 16, 2014.  The remaining Articles of the Company’s Certificate of Incorporation remain unchanged.  The foregoing summary of the Certificate of Amendment to the Certificate of Incorporation is not complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment to the Certificate of Incorporation, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

In connection with the filing of a Certificate of Amendment to the Certificate of Incorporation to change the Company’s name and recent merger effected by the Company, the Board of Directors unanimously adopted amended and restated Bylaws (the “Amended Bylaws”) for the Company to replace in whole the former Bylaws of the Company, effective upon acceptance of the Certificate of Amendment to the Certificate of Incorporation by the Secretary of State for the State of Delaware effecting the name change.  The purpose of the adoption of the Amended Bylaws is to reflect the change in the Company name and make certain other necessary changes to substantive provisions.  The foregoing summary of the Amended By-Laws is not complete and is qualified in its entirety by reference to the complete text of the Amended By-Laws, which is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Also in connection with the Company’s name change, recent merger effected by the Company and adoption of Amended Bylaws, the Company has changed its fiscal year end from September 30 to December 31 of each year.  The change to the Company fiscal year end is effective December 31, 2014.  The changes will result in a transition period from September 30, 2014 through December 31, 2014 and the Company expects to file a report on Form 10-K covering the three month transition period ending December 31, 2014.

Item 9.01.            Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of Canadian Cannabis Corp. dated July 16, 2014

3.2	Bylaws of Canadian Cannabis Corp. as amended July 16, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Canadian Cannabis Corp.
(Registrant)

Date: July 17, 2014	By:	/S/ Benjamin Ward
Benjamin Ward CEO, President, and Director

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